UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2005

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-72574	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Douglas Drive Sanford, North Carolina	27330-1410
(Address of principal executive officer)	(Zip Code)

(919) 774-6700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 23, 2005, management of The Pantry, Inc. made a presentation at a Merrill Lynch & Co. conference broadcast on the Internet that included the reiteration of guidance for fiscal 2005 earnings of between $1.95 a share and $2.05 a share. During its remarks, management noted (as has been previously disclosed) that the forecast excludes potential acquisitions but assumes gasoline margins of approximately $0.12 per gallon, which is consistent with gasoline margins in fiscal 2004. In addition, management noted (as has been previously disclosed) that other key assumptions in the guidance include comparable-store sales increases of 3% to 4% for merchandise and 1% to 2% for gasoline, as well as improved margins for total merchandise. Management also reiterated that it expects The Pantry to generate EBITDA, or earnings before interest, taxes, depreciation and amortization, of $161.5 million to $164.5 million.

Statements made in this report relating to future plans, events, or financial performance are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on The Pantry’s current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. Any number of factors could affect actual results and events, including, without limitation: fluctuations in domestic and global petroleum and gasoline markets, changes in the competitive landscape of the convenience store industry, including gasoline stations and other non-traditional retailers located in The Pantry’s markets; the effect of national and regional economic conditions on the convenience store industry and the markets we serve; the effect of regional weather conditions on customer traffic; financial difficulties of suppliers, including our principal suppliers of gas and merchandise; environmental risks associated with selling petroleum products; governmental regulations, including those regulating the environment; and acts of war or terrorist activity. These and other risk factors are discussed in our Annual Report on Form 10-K, and in our other filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this report are based on our estimates and plans as of March 23, 2005. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so.

The information in this report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended. The furnishing of this report is not intended to constitute a determination by The Pantry, Inc. that the information is material or that the dissemination of the information is required by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY, INC.

By:	/s/ Daniel J. Kelly
Daniel J. Kelly Vice President, Chief Financial Officer and Secretary (Authorized Officer and Principal Financial Officer)

Date: March 24, 2005

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